                                                                     Exhibit 4.1










                                RADIAN GROUP INC.

                                       TO

                            FIRST UNION NATIONAL BANK
                                              Trustee



                                    INDENTURE

                            Dated as of May 29, 2001

    CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
  ACT SECTION                                              INDENTURE SECTION

  Section 310(a)(1)....................................... 609
     (a)(2)     .......................................... 609
     (a)(3)     .......................................... Not Applicable
     (a)(4)     .......................................... Not Applicable
     (b)        .......................................... 608
                                                           610
Section 311(a)  .......................................... 613
     (b)        .......................................... 613
Section 312(a)  .......................................... 701
                                                           702
     (b)        .......................................... 702
     (c)        .......................................... 702
Section 313(a)  .......................................... 703
     (b)        .......................................... 703
     (c)        .......................................... 703
     (d)        .......................................... 703
Section 314(a)  .......................................... 704
     (a)(4)     .......................................... 101
                                                           1004
     (b)        .......................................... Not Applicable
     (c)(1)     .......................................... 102
     (c)(2)     .......................................... 102
     (c)(3)     .......................................... Not Applicable
     (d)        .......................................... Not Applicable
     (e)        .......................................... 102
Section 315(a)  .......................................... 601
     (b)        .......................................... 602
     (c)        .......................................... 601
     (d)        .......................................... 601
     (e)        .......................................... 514
Section 316(a)  .......................................... 101
     (a)(1)(A)  .......................................... 502
                                                           512
     (a)(1)(B)  .......................................... 513
     (a)(2)     .......................................... Not Applicable
     (b)        .......................................... 508
     (c)        .......................................... 104
Section 317(a) (1) ....................................... 503
     (a)(2)     .......................................... 504
     (b)        .......................................... 1003
Section 318(a)  .......................................... 107


                                      -i-

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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                      -ii-
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         INDENTURE, dated as of May 29, 2001 between RADIAN GROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1601 Market Street, Philadelphia, Pennsylvania 19103, and FIRST UNION NATIONAL BANK, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY

      The Company has duly authorized the creation of an issue of its 7.75% Debentures Due June 1, 2011 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities and/or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank equally in right of payment with all existing and future unsecured and unsubordinated obligations of the Company.

      All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
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         (2) all other terms used herein which are defined in the Trust
   Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted and applied by the Company on a consistent basis at the date of such computation;

         (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent Member" means any member of, or participant in, the Depositary.

      "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
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      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

      "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including Preferred Stock, but excluding any debt securities convertible into such equity.

      "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

      "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

      "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Comparable Treasury Issue" has the meaning set forth in the form of Security contained in Section 203.

      "Comparable Treasury Price" has the meaning set forth in the form of Security contained in Section 203.

      "Corporate Trust Office" means the principal office of the Trustee in Philadelphia, Pennsylvania or New York, New York at which at any particular time its corporate trust business shall be administered, which office as of the date hereof is located at 123 South Broad Street, Philadelphia, Pennsylvania 19109 (Mail Code PA 1249).

       "corporation" means a corporation, association, company, joint-stock company or business trust.

      "Covenant Defeasance" has the meaning specified in Section 1203.


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      "Defaulted Interest" has the meaning specified in Section 307.

      "Defeasance" has the meaning specified in Section 1202.

      "Depositary" means, with respect to Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

      "Designated Subsidiary" means any present or future consolidated Subsidiary of the Company, the consolidated shareholders' equity of which constitutes at least 15% of the consolidated shareholders' equity of the Company.

      "DTC" means The Depository Trust Company.

      "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

      "Event of Default" has the meaning specified in Section 501.

      "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

      "Exchange and Registration Rights Agreement" has the meaning set forth in the form of Security contained in Section 202.

      "Exchange Offer" has the meaning set forth in the form of Security contained in Section 202.

      "Exchange Registration Statement" has the meaning set forth in the form of Security contained in Section 202.

      "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

      "Expiration Date" has the meaning specified in Section 104.

      "Global Security" means a Security that evidences all or part of the Securities and bears the applicable legend set forth in Section 204, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.


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      "Holder" means a Person in whose name a Security is registered in the
Security Register.

      "Indebtedness" means, with respect to any Person:

      (1) the principal of and any premium and interest on, whether outstanding on the date hereof or hereafter created, incurred, or assumed, which is (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable;

      (2)   all Capitalized Lease Obligations of such Person;

      (3) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business or which are payable in full within 90 days from the date such Indebtedness is incurred);

      (4) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

      (5) all obligations of the type referred to in clauses (1) through (4) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise;

      (6) all obligations of the type referred to in clauses (1) through (5) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

      (7) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses
            (1) through (6) above.

      "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

      "Lien" has the same meaning specified in Section 1008.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Non-Recourse Debt" means Indebtedness as to which the lenders have recourse only to specified assets of the Company or any Designated Subsidiary, other than the Capital Stock of a Designated Subsidiary.

      "Notice of Default" means a written notice of the kind specified in
Section 501(3) or 501(4).

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

      "Opinion of Counsel" means a written opinion of counsel, who may be in-house counsel for the Company, and who shall be acceptable to the Trustee.

      "Original Securities" means all Securities other than Exchange Securities.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

       (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

       (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company


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shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

       (3) Securities as to which Defeasance has been effected pursuant to
Section 1202; and

       (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Preferred Stock" in respect of any corporation means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

      "Primary Treasury Dealer" has the meaning set forth in the form of Security contained in Section 203.


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      "Purchase Agreement" means the Purchase Agreement dated May 24, 2001, by and between the Company and the Purchasers named therein and relating to the Securities, as it may be amended from time to time.

      "Purchasers" mean the Purchasers named in Schedule I of the Purchase Agreement.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

      "Quotation Agent" has the meaning set forth in the form of Security contained in Section 203.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Reference Treasury Dealer" has the meaning set forth in the form of Security contained in Section 203.

      "Reference Treasury Dealer Quotation" has the meaning set forth in the form of Security contained in Section 203.

      "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

      "Registration Default" has the meaning set forth in the form of Security contained in Section 202.

      "Regular Record Date" for the interest payable on any Interest Payment Date means May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

      "Regulation S Global Security" has the meaning specified in Section 201.

      "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in accordance with Section 202 to be placed upon each Regulation S Security.


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      "Regulation S Securities" means all Securities required pursuant to
Section 305(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

      "Remaining Scheduled Payments" has the meaning set forth in the form of Security contained in Section 203.

      "Resale Registration Statement" has the meaning set forth in the form of Security contained in Section 202.

      "Restricted Global Security" has the meaning specified in Section 201.

      "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S or (ii) the original issuance date of the Securities.

      "Restricted Securities" means all Securities required pursuant to Section 305(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

      "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

      "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in accordance with Section 202 to be placed upon each Restricted Security.

      "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Rule 144A Securities" means the Securities initially distributed in connection with the offering of the Securities by the Purchasers in reliance upon Rule 144A.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

      "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.


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      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Special Interest" has the meaning set forth in the form of Security contained in Section 202.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Treasury Rate" has the meaning set forth in the form of Security contained in Section 203.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

      "U.S. Government Obligation" has the meaning specified in Section 1204.

      "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.


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      "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.  Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holder entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of

Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

      The ownership of Securities shall be proved by the Security Register.
      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 105.  Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: George Rayzis, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.  Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

      This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.


SECTION 113.  Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                                 SECURITY FORMS


SECTION 201.  Forms Generally.

      The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

      Upon their original issuance, initial Regulation S Securities (if any) shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided, however, that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Clearstream. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

      The Company, the Trustee and either of their agents shall not be responsible for any acts or omissions of a Depositary, for any depositary records of beneficial ownership interests or for any transactions between the Depositary and beneficial owners.


SECTION 202.  Form of Face of Security.

      [Insert any legend as required by Section 204.]


                                RADIAN GROUP INC.

                        7.75% DEBENTURES DUE JUNE 1, 2011


CUSIP No. .........
No. ..........                                                          $.......


       RADIAN GROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ................................., or registered assigns, the principal sum of ......... Dollars on June 1, 2011, and to pay interest thereon from May 29, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 2001 at the rate of 7.75% per annum, until the principal hereof is paid or made available for payment [if Original Security, insert -- ; provided, however, that if (i) the registration statement filed by the Company (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") has not become or been declared effective by the Securities and Exchange Commission ("SEC") within 180 days after the Securities are initially issued (or, in lieu thereof, if required pursuant to the Exchange and Registration Rights Agreement (as defined below), a registration statement registering this Security for resale (the "Resale Registration Statement") has not become or been declared effective by the SEC within 120 days after the Resale Registration Statement is filed), (ii) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement, if filed and declared effective, shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted under the Exchange and Registration Rights Agreement) without being succeeded as soon as practicable by an additional registration statement filed and declared effective, or (iii) the Exchange Offer has not been completed within 225 days after the Securities are initially issued (if the Exchange Offer is then required to be made pursuant to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), dated as of May 29, 2001, by and between the Company and the Purchasers (as defined therein) parties thereto, in each case (i), (ii) and (iii) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (each such event referred to in clauses (i), (ii) or (iii), a "Registration Default"), then special interest ("Special Interest") will accrue (in addition to the stated interest on the Securities) on the principal amount of the Securities, at a rate of 0.25% per annum, determined daily, for the 90-day period immediately following the occurrence of the Registration Default, which rate shall be increased by 0.25% per annum at the beginning of each subsequent 90-day period (provided, however, that the rate at which such Special Interest accrues shall not exceed 1.0% per annum in the aggregate) and Special Interest shall accrue and be payable until such time as no Registration Default is in effect (after which such Special Interest rate will cease to accrue). Accrued Special Interest, if any, shall be paid semi-annually on each Interest Payment Date and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date]. Interest on this Security [if Original Security, insert -- , with the exception of Special Interest,] shall be computed on the basis of a 360-day year of twelve 30-day months.

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York or Charlotte, North Carolina, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                                 RADIAN GROUP INC.

                                 By:...............................
                                       Name:
                                       Title:



SECTION 203.  Form of Reverse of Security.

      This Security is one of a duly authorized issue of securities of the Company designated as its 7.75% Debentures Due June 1, 2011 (herein called the "Securities"), limited in aggregate principal amount to $250,000,000, issued and to be issued under an Indenture, dated as of May 29, 2001 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

      [If Original Securities, insert -- This Security is entitled to the benefits of a Registration Rights Agreement as provided for on the face of this Security and in Section

1010 of the Indenture. The Company may register a security substantially identical to this Security (except that such Security will not contain terms with respect to the payment of Special Interest (as described on the face of this Security) or transfer restrictions) pursuant to an Exchange Offer or, in lieu thereof, a Resale Registration Statement.]

      Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

      The Securities are subject to redemption, as a whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at its address as it appears in the Securities Register, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed or (ii) as determined by a Quotation Agent (as defined below), the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 37.5 basis points, plus accrued interest thereon to the Redemption Date; provided, however, that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

      "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity will be computed as of the second Business Day immediately preceding the Redemption Date.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having at the time of selection a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

      "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) as of the third Business Day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if that release (or any successor release) is not published or does not contain such prices on that Business Day, (1) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all quotations obtained.

       "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

      "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. and its successors; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and in each case for settlement on the next Business Day) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. on the third Business Day preceding such Redemption Date.

      "Remaining Scheduled Payments" means the remaining scheduled payments of the principal of and interest (excluding any interest accrued and paid as of the Redemption Date) on each Debenture to be redeemed that would be due after the related redemption date but for such redemption.

      In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      The Securities do not have the benefit of any sinking fund obligation.

      The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

      In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or repurchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depositary's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.

      If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

      Unless the context otherwise requires, the Original Securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.


      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


SECTION 204.  Form of Legend for Global Securities.

      Every Global Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as relevant, below:

[If the Security is a Restricted Security, insert -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

[If the Security is a Regulation S Security, insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON. UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

[If the Security is a Global Security, insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]


SECTION 205.  Form of Trustee's Certificate of Authentication.

      The Trustee's certificates of authentication shall be in substantially the following form:

      This is one of the Securities referred to in the within-mentioned
Indenture.

                                      FIRST UNION NATIONAL BANK,
                                                      As Trustee


                                        By......................................
                                                             Authorized Officer

                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 301.  Title and Terms.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $250,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107.

      The Securities shall be known and designated as the "7.75% Debentures Due June 1, 2011" of the Company. Their Stated Maturity shall be June 1, 2011, and they shall bear interest at the rate of 7.75% per annum, from May 29, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 1 and December 1, commencing December 1, 2001, until the principal thereof is paid or made available for payment; provided, however, that with respect to Original Securities, if there has been a Registration Default, Special Interest will accrue (in addition to the stated interest on the Securities) on the principal amount of the Securities, at a rate of 0.25% per annum, determined daily, for the 90-day period immediately following the occurrence of the Registration Default, which rate shall be increased by 0.25% per annum at the beginning of each subsequent 90-day period (provided, however, that the rate at which such Special Interest accrues shall not exceed 1.0% per annum in the aggregate) and Special Interest shall accrue and be payable until such time as no Registration Default is in effect (after which such Special Interest will cease to accrue). Accrued Special Interest, if any, shall be paid semi-annually on each Interest Payment Date and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on any Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for such Security shall cease to be payable to the Holder thereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.

      Interest on the Securities, with the exception of Special Interest, shall be computed on the basis of a 360-day year of twelve 30-day months.

      The principal of and any premium and interest on the Securities shall be payable at the office or agency of the Company in New York, New York or Charlotte, North Carolina maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      The Original Securities are entitled to the benefits of a Registration Rights Agreement as provided for in Sections 202 and 1010.

      The Securities shall be redeemable as provided in Article Eleven.

      The Securities shall not have the benefit of any sinking fund obligations.

      Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under this Indenture, including without limitation, amendments, waivers and redemptions.

SECTION 302.  Denominations.

      The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


SECTION 303.  Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

      At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of an Exchange Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 309 of this Indenture, and the Trustee in accordance with such Company Order shall authenticate and deliver such

Exchange Securities. In authenticating such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that such Exchange Securities have been duly and validly issued in accordance with the terms of this Indenture, and are entitled to all the rights and benefits set forth herein.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary Securities.

      Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305. Registration, Registration of Transfer and Exchange; Certain Transfers and Exchanges.

      (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed

"Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount.

      Subject to Section 305(b), at the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 906 or 1107 not involving any transfer.

      The Company shall not be required (A) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) the Company in its sole discretion determines that such Global Security shall be exchangeable for definitive registered Securities and executes and delivers to the Security Registrar a Company Order providing that such Global Security shall be so exchangeable or (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

         (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 303, 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

      (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

         (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(iv) below and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Members' account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Members' account and (B) a Regulation S Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global

     Security and increase the principal amount of the Regulation S Global Security by such specified principal amount.

         (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt the Security Registrar of
   (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Members' account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Members' account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount. If transfers under this Clause
   (b)(ii) occur after the Restricted Period, no Restricted Securities Certificate will be required.

         (iii) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 305(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, then the Security Registrar shall have received a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security (subject in every case to Section 305(c)).

         (iv) Regulation S Global Security to be Held Through Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

         (v) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(v) and Clause (b)(iv) above and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) such Security as provided in Section 305(a) and instructions satisfactory to the Security Registrar and the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Security Registrar and the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Security Registrar, subject to Clause
     (b)(iv) above, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount, both as provided in Section 305(a).

      (c) Securities Act Legends. Restricted Securities and their Successor Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

         (i) subject to the following Clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

         (ii) subject to the following Clauses of this Section 305(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 305(b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

         (iii)  Registered Securities shall not bear a Securities Act Legend;

         (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Security Registrar has received an Unrestricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

         (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

         (vi) notwithstanding the foregoing provisions of this Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.  Computation of Interest.

      Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, except that Special Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed.

SECTION 311.  CUSIP Numbers.

      The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided, however that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 401.  Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1)   either

         (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.  Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    REMEDIES


SECTION 501.  Events of Default.

      "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of or any premium on any Security at its Maturity; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than Section 1010 or a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or


          (4) a default under any bond, debenture, note or other evidence of Indebtedness for money borrowed (other than Non-Recourse Debt) by the Company or any Designated Subsidiary having an aggregate principal amount outstanding of at least $15,000,000, or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed (other than Non-Recourse
     Debt) by the Company or any Designated Subsidiary having an aggregate principal amount outstanding of at least $15,000,000, whether such Indebtedness now exists or shall hereafter be created, which default (A) shall constitute a failure to pay any portion of the principal of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or (B) shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without, in the case of Clause (A), such Indebtedness having been discharged or without, in the case of Clause (B), such Indebtedness having been discharged or such acceleration having been rescinded or annulled, in each such case within a period of 15 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order undismissed or unstayed and in effect for a period of 60 consecutive days; or

      (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) occurs, the principal of all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

      At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

         (A)   all overdue interest on all Securities,

         (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

         (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

   and

      (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.


SECTION 507.  Limitation on Suits.

      No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


SECTION 515.  Waiver of Usury, Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 601.  Certain Duties and Responsibilities.

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  Notice of Defaults.

      The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  Certain Rights of Trustee.

      Subject to the provisions of Section 601:

      (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

      (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, so long as such Trustee, agent or attorney agrees to reasonable confidentiality provisions not inconsistent with the Trustee's duties hereunder; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

      The Company agrees

      (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

      (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


SECTION 608.  Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility

      There shall at all times be one (and only one) Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000 and has its Corporate Trust Office in Philadelphia, Pennsylvania or New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610. Resignation and Removal; Appointment of Successor.

      No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

      If at any time:

      (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

      (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

      (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611. Acceptance of Appointment by Successor.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613. Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614. Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

      If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities in the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK
                                                      As Trustee



                                       By......................................,
                                                        As Authenticating Agent



                                       By.......................................
                                                              Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

      (1) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

      (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702. Preservation of Information; Communications to Holders.

      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

      The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703. Reports by Trustee.

      The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing in 2002.

      A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.


SECTION 704. Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

      (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfac-tory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

      (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

      (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all Indebtedness secured thereby; and

      (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 802. Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES


SECTION 901. Supplemental Indentures Without Consent of Holders.



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
      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

      (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

      (3) to add any additional Events of Default for the benefit of the Holders; or

      (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

      (5) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

      (6) to secure the Securities pursuant to the requirements of Section 1008 or otherwise; or

      (7) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee; or

      (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders in any material respect.


SECTION 902. Supplemental Indentures With Consent of Holders.

      With the consent of the Holders of not less than 66_% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

      (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

      (3) modify any of the provisions of this Section, Section 513 or Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1011, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(7).

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904. Effect of Supplemental Indentures.



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
      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906. Reference in Securities to Supplemental Indentures.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE TEN

                                    COVENANTS


SECTION 1001. Payment of Principal, Premium and Interest.

      The Company covenants and agrees that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002. Maintenance of Office or Agency.

      The Company will maintain in New York, New York or Charlotte, North Carolina an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003. Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or any premium or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any

Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004. Statement by Officers as to Default.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 1005. Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1006. Maintenance of Properties.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1007. Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1008. Limitation on Liens on Stock of Designated Subsidiaries.

      The Company will not, and it will not permit any Subsidiary of the Company to, at any time, directly or indirectly, create, assume, incur or permit to exist any Indebtedness secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this Section referred to as a "lien") on the Capital Stock of any Designated Subsidiary without making effective provision whereby the Securities then Outstanding (and, if the Company so elects, any other Indebtedness of the Company that is not subordinate to the Securities and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated or required, to provide such security) shall be equally and ratably secured with such secured Indebtedness so long as such Indebtedness shall be secured. For purposes of this
Section 1008 only, "Indebtedness," in addition to those items specified in
Section 101 hereof, shall include any obligation of, or any such obligation guaranteed by, any Person for the payment of amounts due under a swap agreement or other similar instrument or agreement, or foreign currency hedge exchange or similar instrument or agreement.

      If the Company shall hereafter be required to secure the Securities equally and ratably with any other Indebtedness pursuant to this Section 1008,
(1) the Company will promptly deliver to the Trustee an Officers' Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel, the foregoing covenant has been complied with and that any instruments executed by the Company or any Subsidiary of the Company in the performance of the foregoing covenant comply with the requirements of the foregoing covenant and (2) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the holder of the Securities so secured.

SECTION 1009. Limitation Upon Sales of Capital Stock of Designated Subsidiaries.

      The Company will not sell, transfer or otherwise dispose of (except to a Subsidiary, which agrees in writing to hold such transferred shares subject to the terms of this Section 1009), and it will not permit any Designated Subsidiary to sell, transfer or otherwise dispose of (except to the Company or to a Subsidiary, which agrees in writing to hold such transferred shares subject to the terms of this Section 1009), any shares of Capital Stock of a Designated Subsidiary, unless the entire Capital Stock of such Designated Subsidiary at the time owned by the Company and its Subsidiaries shall be disposed of at the same time for a consideration consisting of cash or other property, which, in the opinion of the Board of Directors, is at least equal to the fair value thereof.


SECTION 1010. Registration Rights.

      The Company agrees that the Holders of the Original Securities are entitled to the benefits of the Exchange and Registration Rights Agreement and the Company covenants that it will perform or cause to be performed all duties and obligations arising thereunder. Other than the payment of Special Interest, the rights and remedies of the Holders for a breach of this Section 1010 are set forth in the Exchange and Registration Rights Agreement. This Section 1010 shall not apply to Exchange Securities.


SECTION 1011. Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 901(2) for the benefit of the Holders or in any of Sections 1005 to 1009, inclusive, if before the time for such compliance the Holders of at least 66_% in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 1101. Right of Redemption.

      The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Price specified in the form of Security set forth in Section 203 herein, together with accrued interest to the Redemption Date. Any such redemption of Securities at the election of the Company shall be made in accordance with this Article.


SECTION 1102. Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.


SECTION 1103. Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot by the Trustee, which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

      The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1104. Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

      (1) the Redemption Date,

      (2) the Redemption Price,

      (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

      (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

      (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


      SECTION 1105. Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1106. Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance.

      The Company may elect, at its option at any time, to have Section 1202 or
Section 1203 applied to any Securities upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.


SECTION 1202. Defeasance and Discharge.

      Upon the Company's exercise of its option to have this Section applied to any Securities, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to any Securities notwithstanding the prior exercise of its option to have Section 1203 applied to such Securities.

SECTION 1203. Covenant Defeasance.

      Upon the Company's exercise of its option to have this Section applied to any Securities, (1) the Company shall be released from its obligations under
Section 801(3), Sections 1006 through 1010, inclusive, and any covenants provided pursuant to Section 901(2) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(3) (with respect to any of Section 801(3), Sections 1006 through 1009, inclusive, and any such covenants provided pursuant to Section 901(2) and 501(4) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204. Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to the application of Section 1202 or Section 1203 to any Securities:

      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United

   States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

      (2) In the event of an election to have Section 1202 apply to any Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

      (3) In the event of an election to have Section 1203 apply to any Securities, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

      (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that such Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

      (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

      (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

      (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

      (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

      (9) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.


SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1206, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1204 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

      Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


SECTION 1206. Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1202 or 1203 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1205 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


                          -----------------------------

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        RADIAN GROUP INC.



                                        By: /s/ C. Robert Quint
                                           ----------------------------------
                                           Name: C. Robert Quint
                                           Title: Executive vice President,
                                                  Chief Financial Officer



                                        FIRST UNION NATIONAL BANK



                                        By: /s/ George J. Rayzis
                                           -------------------------------
                                           Name: George J. Rayzis
                                           Title: Vice President

STATE OF        )
                )  ss.:
COUNTY OF       )


      On the ....... day of ..........., 2001, before me personally came
 ..........................., to me known, who, being by me duly sworn, did depose and say that he is .............................. of
 ............................................................., one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                           ANNEX A -- Form of
                                                        Regulation S Certificate


                            REGULATION S CERTIFICATE

                  (For transfers pursuant to Section 305(b)(i)
                                of the Indenture)


First Union National Bank,
  as Security Registrar
123 South Broad Street
Philadelphia, PA 19109

      Re: 7.75% Debentures due June 1, 2011 of Radian Group Inc. (the
          "Securities")

      Reference is made to the Indenture, dated as of May 29, 2001 (the "Indenture"), between Radian Group Inc. (the "Company") and First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 or Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $___________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

      CUSIP No(s).___________________________

      CERTIFICATE No(s).____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection by such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

      (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

            (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing:

            (B) the offer of the Specified Securities was not made to a person in the United States;

            (C) either:

                  (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                  (ii)the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

            (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

            (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

            (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

      (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

            (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

            (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.


Dated __________________________________
      (Print the name of the Undersigned,
      as such term is defined in the
      second paragraph of this certificate.)


      By:__________________________
         Name:
         Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                   Securities Certificate


                        RESTRICTED SECURITIES CERTIFICATE

          (For transfers pursuant to Section 305 (b)(ii), (iii) and (v)
                                of the Indenture)



First Union National Bank,
  as Security Registrar
123 South Broad Street
Philadelphia, PA 19109

Re:   7.75% Debentures due June 1, 2011 of Radian Group Inc. (the "Securities")

      Reference is made to the Indenture, dated as of May 29, 2001 (the "Indenture"), between Radian Group Inc. (the "Company") and First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 or Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $___________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

      CUSIP No(s).________________________

      CERTIFICATE No(s)._________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

      (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

            (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

            (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

      (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

            (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

            (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated ___________________________________
      (Print the name of the Undersigned,
      as such term is defined in the
      second paragraph of this certificate.)

      By:__________________________
         Name:
         Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                 Securities Certificate


                       UNRESTRICTED SECURITIES CERTIFICATE

       (For removal of Securities Act Legends pursuant to Section 305(c)
                               of the Indenture)


First Union National Bank,
  as Security Registrar
123 South Broad Street
Philadelphia, PA 19109

Re:   7.75% Debentures due June 1, 2011 of Radian Group Inc. (the "Securities")

      Reference is made to the Indenture, dated as of May 29, 2001 (the "Indenture"), between Radian Group Inc. (the "Company") and First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 or Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

      This certificate relates to U.S. $__________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

      CUSIP No(s).___________________________

      CERTIFICATE No(s).____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.


Dated: ____________________________________
       (Print the name of the Undersigned,
       as such term is defined in the
       second paragraph of this certificate.)

       By:__________________________
          Name:
          Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                TABLE OF CONTENTS
                                   ----------

                                                                                    Page
                                                                                    ----
PARTIES ........................................................................      1
RECITALS OF THE COMPANY ........................................................      1

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions ......................................................      1
              Act ..............................................................      2
              Affiliate ........................................................      2
              control ..........................................................      2
              Agent Member .....................................................      2
              Applicable Procedures ............................................      2
              Authenticating Agent .............................................      2
              Board of Directors ...............................................      2
              Board Resolution .................................................      2
              Business Day .....................................................      2
              Capital Stock ....................................................      3
              Capitalized Lease Obligation .....................................      3
              Clearstream ......................................................      3
              Commission .......................................................      3
              Company ..........................................................      3
              Company Request" or "Company Order ...............................      3
              Comparable Treasury Issue ........................................      3
              Comparable Treasury Price ........................................      3
              Corporate Trust Office ...........................................      3
              corporation ......................................................      3
              Covenant Defeasance ..............................................      3
              Defaulted Interest ...............................................      3
              Defeasance .......................................................      3
              Depositary .......................................................      4
              Designated Subsidiary ............................................      4
              DTC ..............................................................      4
              Euroclear ........................................................      4
              Event of Default .................................................      4
              Exchange Act .....................................................      4
              Exchange and Registration Rights Agreement .......................      4
              Exchange Offer ...................................................      4


--------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

              Exchange Registration Statement ..................................      4
              Exchange Security ................................................      4
              Expiration Date ..................................................      4
              Global Security ..................................................      4
              Holder ...........................................................      4
              Indebtedness .....................................................      5
              Indenture ........................................................      5
              Interest Payment Date ............................................      6
              Investment Company Act ...........................................      6
              Lien .............................................................      6
              Maturity .........................................................      6
              Non-Recourse Debt ................................................      6
              Notice of Default ................................................      6
              Officers' Certificate ............................................      6
              Opinion of Counsel ...............................................      6
              Original Securities ..............................................      6
              Outstanding ......................................................      6
              Paying Agent .....................................................      7
              Person ...........................................................      7
              Predecessor Security .............................................      7
              Preferred Stock ..................................................      7
              Primary Treasury Dealer ..........................................      7
              Purchase Agreement ...............................................      7
              Purchasers .......................................................      8
              QIB ..............................................................      8
              Quotation Agent ..................................................      8
              Redemption Date ..................................................      8
              Redemption Price .................................................      8
              Reference Treasury Dealer ........................................      8
              Reference Treasury Dealer Quotation ..............................      8
              Registered Securities ............................................      8
              Registration Default .............................................      8
              Regular Record Date ..............................................      8
              Regulation S .....................................................      8
              Regulation S Certificate .........................................      8
              Regulation S Global Security .....................................      8
              Regulation S Legend ..............................................      8
              Regulation S Securities ..........................................      8
              Remaining Scheduled Payments .....................................      9
              Resale Registration Statement ....................................      9
              Restricted Global Security .......................................      9
              Restricted Period ................................................      9
              Restricted Securities ............................................      9

--------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

              Restricted Securities Certificate ................................      9
              Restricted Securities Legend .....................................      9
              Rule 144 .........................................................      9
              Rule 144A ........................................................      9
              Rule 144A Securities .............................................      9
              Securities .......................................................      9
              Securities Act ...................................................      9
              Securities Act Legend ............................................      9
              Security Register and Security Registrar .........................      9
              Special Interest .................................................      9
              Special Record Date ..............................................     10
              Stated Maturity ..................................................     10
              Subsidiary .......................................................     10
              Successor Security ...............................................     10
              Treasury Rate ....................................................     10
              Trust Indenture Act ..............................................     10
              Trustee ..........................................................     10
              U.S. Government Obligation .......................................     10
              Unrestricted Securities Certificate ..............................     10
              Vice President ...................................................     10

Section 102.  Compliance Certificates and Opinions .............................     11
Section 103.  Form of Documents Delivered to Trustee ...........................     11
Section 104.  Acts of Holders; Record Dates ....................................     12
Section 105.  Notices, Etc., to Trustee and Company ............................     13
Section 106.  Notice to Holders; Waiver ........................................     13
Section 107.  Conflict with Trust Indenture Act ................................     14
Section 108.  Effect of Headings and Table of Contents .........................     14
Section 109.  Successors and Assigns ...........................................     14
Section 110.  Separability Clause ..............................................     14
Section 111.  Benefits of Indenture ............................................     14
Section 112.  Governing Law ....................................................     14
Section 113.  Legal Holidays ...................................................     14

                                  ARTICLE TWO

                                 SECURITY FORMS

Section 201.  Forms Generally ..................................................     15
Section 202.  Form of Face of Security .........................................     16
Section 203.  Form of Reverse of Security ......................................     18
Section 204.  Form of Legend for Global Securities .............................     22
Section 205.  Form of Trustee's Certificate of Authentication ..................     23

--------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 ARTICLE THREE

                                 THE SECURITIES

Section 301.  Title and Terms ..................................................     23
Section 302.  Denominations ....................................................     25
Section 303.  Execution, Authentication, Delivery and Dating ...................     25
Section 304.  Temporary Securities .............................................     26
Section 305.  Registration, Registration of Transfer and Exchange;
                 Certain Transfers and Exchanges ...............................     26
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities .................     31
Section 307.  Payment of Interest; Interest Rights Preserved ...................     31
Section 308.  Persons Deemed Owners ............................................     32
Section 309.  Cancellation .....................................................     33
Section 310.  Computation of Interest ..........................................     33
Section 311.  CUSIP Numbers ....................................................     33

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture ..........................     34
Section 402.  Application of Trust Money .......................................     35

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.  Events of Default ................................................     35
Section 502.  Acceleration of Maturity; Rescission and Annulment ...............     37
Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee ..     38
Section 504.  Trustee May File Proofs of Claim .................................     38
Section 505.  Trustee May Enforce Claims Without Possession of Securities ......     39
Section 506.  Application of Money Collected ...................................     39
Section 507.  Limitation on Suits ..............................................     39
Section 508.  Unconditional Right of Holders to Receive Principal,
                         Premium and Interest ..................................     40
Section 509.  Restoration of Rights and Remedies ...............................     40
Section 510.  Rights and Remedies Cumulative ...................................     41
Section 511.  Delay or Omission Not Waiver .....................................     41
Section 512.  Control by Holders ...............................................     41
Section 513.  Waiver of Past Defaults ..........................................     41
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
Section 514.  Undertaking for Costs ............................................     42
Section 515.  Waiver of Usury, Stay or Extension Laws ..........................     42

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities ..............................     42
Section 602.  Notice of Defaults ...............................................     43
Section 603.  Certain Rights of Trustee ........................................     43
Section 604.  Not Responsible for Recitals or Issuance of Securities ...........     44
Section 605.  May Hold Securities ..............................................     44
Section 606.  Money Held in Trust ..............................................     44
Section 607.  Compensation and Reimbursement ...................................     45
Section 608.  Conflicting Interests ............................................     45
Section 609.  Corporate Trustee Required; Eligibility ..........................     45
Section 610.  Resignation and Removal; Appointment of Successor ................     46
Section 611.  Acceptance of Appointment by Successor ...........................     47
Section 612.  Merger, Conversion, Consolidation or Succession to Business ......     47
Section 613.  Preferential Collection of Claims Against Company ................     48
Section 614.  Appointment of Authenticating Agent ..............................     48

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders ........     49
Section 702.  Preservation of Information; Communications to Holders ...........     50
Section 703.  Reports by Trustee ...............................................     50
Section 704.  Reports by Company ...............................................     50

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Company May Consolidate, Etc., Only on Certain Terms .............     51
Section 802.  Successor Substituted ............................................     52

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders ...............     52
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
Section 902.  Supplemental Indentures With Consent of Holders ..................     53
Section 903.  Execution of Supplemental Indentures .............................     54
Section 904.  Effect of Supplemental Indentures ................................     54
Section 905.  Conformity with Trust Indenture Act ..............................     54
Section 906.  Reference in Securities to Supplemental Indentures ...............     54

                                  ARTICLE TEN

                                   COVENANTS

Section 1001.  Payment of Principal, Premium and Interest ......................     55
Section 1002.  Maintenance of Office or Agency .................................     55
Section 1003.  Money for Securities Payments to Be Held in Trust ...............     55
Section 1004.  Statement by Officers as to Default .............................     56
Section 1005.  Existence .......................................................     57
Section 1006.  Maintenance of Properties .......................................     57
Section 1007.  Payment of Taxes and Other Claims ...............................     57
Section 1008.  Limitation on Liens on Stock of Designated Subsidiaries .........     57
Section 1009.  Limitation Upon Sales of Capital Stock of Designated Subsidiaries     58
Section 1010.  Registration Rights .............................................     58
Section 1011.  Waiver of Certain Covenants .....................................     59

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.  Right of Redemption .............................................     59
Section 1102.  Election to Redeem; Notice to Trustee ...........................     59
Section 1103.  Selection by Trustee of Securities to Be Redeemed ...............     59
Section 1104.  Notice of Redemption ............................................     60
Section 1105.  Deposit of Redemption Price .....................................     60
Section 1106.  Securities Payable on Redemption Date ...........................     61
Section 1107.  Securities Redeemed in Part .....................................     61

                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1201.  Company's Option to Effect Defeasance or
                    Covenant Defeasance ........................................     61
Section 1202.  Defeasance and Discharge ........................................     62
Section 1203.  Covenant Defeasance .............................................     62
Section 1204.  Conditions to Defeasance or Covenant Defeasance .................     63
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
Section 1205.  Deposited Money and U.S. Government Obligations to Be
                  Held in Trust; Miscellaneous Provisions ......................     64
Section 1206.  Reinstatement ...................................................     65

TESTIMONIUM ....................................................................     66
SIGNATURES AND SEALS ...........................................................     66
ACKNOWLEDGEMENTS ...............................................................     67

ANNEX A.........................................................................     A-1
ANNEX B.........................................................................     B-1
ANNEX C.........................................................................     C-1






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